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                                                                 EXHIBIT 10.4(g)
                            REVOLVING PROMISSORY NOTE
                                      (RLT)
  $1,200,000.00                                                 Phoenix, Arizona
                                                                  March 28, 1997

         FOR VALUE RECEIVED, the undersigned BOWMAR INSTRUMENT CORPORATION, an Indiana corporation (hereinafter called "Maker"), promises to pay to the order of BANK ONE, ARIZONA, NA, a national banking association (the "Payee"; Payee and each subsequent transferee and/or owner of this Note, whether taking by endorsement or otherwise, are herein successively called "Holder") at Post Office Box 71, Phoenix, Arizona 85001, Attention: Commercial Banking A593, or at such other place as Holder may from time to time designate in writing, the principal sum of ONE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($1,200,000.00) or so much thereof as Holder may advance to or for the benefit of Maker plus interest calculated on a daily basis (based on a 360-day year) from the date hereof on the principal balance from time to time outstanding as hereinafter provided, principal, interest and all other sums payable hereunder to be paid in lawful money of the United States of America as follows:

                  A. Interest shall accrue on the unpaid principal balance of this Note at the Floating Rate, provided, that Maker may elect, upon written notice that is received by Holder at least ten (10) days prior to the Conversion Date, that interest on the entire outstanding principal balance of this Note accrue at the Conversion Rate, in which case, commencing on the Conversion Date and continuing thereafter, interest shall accrue at the Conversion Rate. During the period that interest accrues at the Floating Rate, the interest rate on this Note shall change from time to time on the effective date of, and in conformity with, changes in the Prime Rate.

                  B. All accrued interest shall be due and payable on each Payment Date prior to the RLT Termination Date.

                  C. Commencing on the first Payment Date on or after the RLT Termination Date and continuing on each Payment Date thereafter, unless and until Maker shall elect that interest accrue under this Note at the Conversion Rate, monthly installments of interest and principal shall be due and payable on each Payment Date each in a principal amount sufficient to amortize the principal balance outstanding on the RLT Termination Date over forty-eight (48) equal monthly installments, plus all accrued and unpaid interest.
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                  D. Should Maker elect that this Note bear interest at the
         Conversion Rate, equal payments of principal and interest shall be due and payable in consecutive monthly installments commencing on the first Payment Date after the Conversion Date, and continuing on each Payment Date thereafter, each in an amount sufficient to fully amortize the principal amount of this Note outstanding on the Conversion Date, at the Conversion Rate, over an amortization period equal to forty-eight
         (48) months less the number of full months that have elapsed between the RLT Termination Date and the Conversion Date.

                  E. The entire unpaid principal balance, all accrued and unpaid interest, and all other amounts payable under this Note shall be due and payable in full on the Maturity Date.

         As used in this Note:

                  "Business Day" means a day of the year on which banks are not required or authorized to close in Phoenix, Arizona.

                  "Conversion Date" means the date, on or after the RLT Termination Date, selected by Maker after which interest shall accrue under this Note at the Conversion Rate.

                  "Conversion Rate" means the rate per annum equal to the sum of (i) three and six tenths of one percent (3.60 %) per annum, and (ii) the yield to maturity of Treasury Obligations having a maturity date nearest to the Maturity Date determined two Business Days before the Conversion Date. The maturity date and yield of said Treasury Obligations shall be determined by Holder, in its absolute and sole discretion, on the basis of quotations published in The Wall Street Journal or other comparable sources.

                  "Default Rate" means an interest rate per annum equal to four percent (4%) above the rate that would otherwise be payable under the terms of the respective Notes.

                  "Floating Rate" means (A) prior to the RLT Termination Date, the rate per annum equal to the sum of (i) one half of one percent (0.5%) per annum, and (ii) the Prime Rate per annum as in effect from time to time, and (B) commencing on the RLT Termination Date and continuing thereafter, the rate per annum equal to the sum of (1) one percent (1%) per annum, and (2) the Prime Rate per annum as in effect from time to time. The Floating Rate will change on each day that the "Prime Rate" changes.

                  "Maturity Date" means March 31, 2002.

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                  "Payment Date" means the first day of the first month after the initial advance of proceeds under this Note and the first day of each month thereafter, provided that if any such day is not a Business Day, then such Payment Date should be the next successive Business Day.

                  "Prime Rate" means the interest rate per annum publicly announced by Bank One, Arizona, NA, a national banking association, or its successors, in Phoenix, Arizona as its "prime rate" as in effect from time to time. Maker acknowledges that the Prime Rate is not necessarily the best or lowest rate offered by such Bank and such Bank may lend to its customers at rates that are at, above or below its Prime Rate.

                  "RLT Termination Date" means the date that is twelve (12) months after the date of this Note.

                  "Treasury Obligations" means United States Treasury debt obligations.

         Prior to the RLT Termination Date, the principal balance of this Note represents a revolving credit all or any part of which may be advanced to Maker, repaid by Maker, and re-advanced to Maker from time to time, subject to the other terms hereof and the conditions, if any, contained in the Loan Agreement, defined below, and provided that the principal balance outstanding at any one time shall not exceed the face amount hereof. On and after the RLT Termination Date, this Note shall no longer constitute a revolving line of credit and no further advances hereunder shall be made to Maker.

         Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker, or any benefit received or to be received by Holder, in connection with this Note.

         If any payment required under this Note is not paid when due, within fifteen (15) days after the date such payment is due, then, at the option of Holder, Maker shall pay a "late charge" equal to four percent (4%) of the amount of that payment to compensate Holder for administrative expenses and other costs of delinquent payments. This late charge may be assessed without notice, shall be immediately due and payable and shall be in addition to all other rights and remedies available to Holder.

         All payments made on this Note shall be applied, to the extent of the amount thereof, in the order of priority to be determined by Holder in its sole discretion: (i) to the payment of costs, fees or other charges incurred in connection with the indebtedness evidenced hereby: (ii) to the payment of accrued interest; and/or (iii) to the reduction of the principal balance.

         This Note is issued pursuant to that Loan Agreement (as modified as described below, the "Loan Agreement") dated August 28, 1995 between Maker and Payee, as amended by that

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    Modification Agreement dated April 26, 1996, the Second Modification
    Agreement dated August 9, 1996 and that Third Modification Agreement of even date herewith, and is secured by, among other things, Mortgages dated August 28, 1995, executed by Maker and Bowmar/ALI, Inc., a Massachusetts corporation, as mortgagor in favor of Payee, as mortgagee, encumbering property situate in Fort Wayne, Indiana and Acton, Massachusetts, as modified by Modifications of Mortgage of even date herewith. Such Mortgages and all other documents or instruments securing the indebtedness evidenced by this Note or executed or delivered in connection with the indebtedness evidenced by this Note are hereinafter called the "Security Documents."

             Time is of the essence of this Note. At the option of Holder, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall become immediately due and payable without notice upon the failure to pay any sum due and owing hereunder as provided herein if such failure continues for fifteen (15) days after notice thereof to Maker or upon the occurrence of any Event of Default, as defined in the Loan Agreement or any of the Security Documents.

             After maturity, including maturity upon acceleration, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall bear interest at the Default Rate. Maker shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Note. All such costs and expenses shall be secured by the Mortgages and by all other Security Documents. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Holder or Maker.

             Maker may prepay the outstanding principal balance hereof, in whole or in part, at any time prior to the Maturity Date. Subject to the right of Maker to prepay this Note in full without prepayment premium in the event the RLC (as defined in the Loan Agreement) is not renewed by Holder upon any scheduled maturity thereunder, after the Conversion Date, with any such prepayments (whether made voluntarily or involuntarily as a result of an acceleration of the Maturity Date or otherwise), Maker shall also pay (a) all accrued and unpaid interest on the principal being prepaid, (b) all other amounts then due and payable by Maker to Holder under this Note, the Loan Agreement and the Security Documents, and (c) a prepayment premium, if any, equal to the product of (i) the Average Lost Monthly Interest Income and (ii) the number of months from the date of prepayment to the Maturity Date (with any fraction of a month counted as a month), discounted to present value at the Discount Rate over a period equal to one-half of the number of months in (ii) above. At the option of Holder, in its absolute and sole discretion, any prepayment shall be applied to installments coming due hereunder in the inverse order of their due dates.

         As used in the preceding paragraph:

                  "Average Lost Monthly Interest Income" means the amount determined by dividing (i) the product of the Average Principal and the Lost Rate, by (ii) 12, where:



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                           "Average Principal" means the amount equal to either
                  (i) one half the sum of (A) the amount of principal being prepaid and (B) the amount of principal that is scheduled to be due on the Maturity Date ("Balloon Amount"), or (ii) the amount of principal being prepaid, if such amount is less than the Balloon Amount; and

                           "Lost Rate" means the rate per annum equal to the
                  percentage, if any, by which (i) the yield to maturity of Treasury Obligations having a maturity date nearest to the Maturity Date determined on the date hereof exceeds (ii) the yield to maturity of Treasury Obligations having a maturity date nearest to the Maturity Date determined on the date of prepayment.

                  "Discount Rate" means the rate per annum equal to the yield to maturity of Treasury Obligations having a maturity date nearest to the Maturity Date determined on the date of prepayment.

The maturity date and yield to maturity of Treasury Obligations shall be determined by Holder, in its absolute and sole discretion, on the basis of quotations published in The Wall Street Journal or other comparable sources.

         Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

         Maker and all sureties, guarantors and/or endorsers hereof (or of any obligation hereunder) and accommodation parties hereon (severally each hereinafter called a "Surety") each: (a) agree that the liability under this Note of all parties hereto is joint and several; (b) severally waive any exemption laws and right thereunder affecting the full collection of this Note;
(c) severally waive any and all formalities in connection with this Note to the maximum extent allowed by law, including (but not limited to) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note; and (d) consent that Holder may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person liable hereon, and such consent shall not alter nor diminish the liability of any person hereon.

         In addition, each Surety waives and agrees not to assert: (a) any right to require Holder to proceed against Maker or any other Surety, to proceed against or exhaust any security for the Note, to pursue any other remedy available to Holder, or to pursue any remedy in any particular order or manner;
(b) the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof; (c) the benefits of any legal or equitable doctrine or principle of marshalling; (d) notice of the existence, creation or incurring of new or additional indebtedness of Maker to Holder; (e) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of Sections 12-1641, et seq., of the Arizona Revised Statutes;

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  (f) any defense arising by reason of any disability or other defense of Maker or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Maker for payment of the Note; and (g) the benefits of any statutory provision limiting the right of Holder to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the Note, after any foreclosure or trustee's sale of any security for the Note, including without limitation the benefits, if any, to a Surety of Arizona Revised Statutes Section 33-814. Until payment in full of the Note, no Surety shall have any right of subrogation and each hereby waives any right to enforce any remedy which Holder now has, or may hereafter have, against Maker or any other Surety, and waives any benefit of, and any right to participate in, any security now or hereafter held by Holder.

           Maker agrees that to the extent Maker or any Surety makes any payment to Holder in connection with the indebtedness evidenced by this Note, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Holder or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then the indebtedness of Maker under this Note shall continue or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Holder, the indebtedness evidenced by this Note or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

           Without limiting the right of Holder to bring any action or proceeding against Maker or any Surety or against any property of Maker or any Surety (an "Action") arising out of or relating to this Note or any indebtedness evidenced hereby in the courts of other jurisdictions, Maker and each Surety hereby irrevocably submit to the jurisdiction, process and venue of any Arizona State or Federal court sitting in Phoenix, Arizona, and hereby irrevocably agree that any Action may be heard and determined in such Arizona State court or in such Federal court. Maker and all Sureties each hereby irrevocably waives, to the fullest extent it may effectively do so, the defenses of lack of jurisdiction over any person, inconvenient forum or improper venue, to the maintenance of any Action in any jurisdiction.

           This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Payee, and any subsequent holders of this Note, and their successors and assigns.

           All notices required or permitted in connection with this Note shall be given at the place and in the manner provided in the Loan Agreement for the giving of notices.

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         This Note shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date first written above.

                                         BOWMAR INSTRUMENT CORPORATION, an
                                         Indiana corporation

                                         By:  /s/ Joseph G. Warren, Jr.
                                              ------------------------------
                                         Name: Joseph G. Warren, Jr.
                                              ------------------------------
                                         Title: Vice President
                                              ------------------------------
                                                                       MAKER

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